NATIXIS FUNDS

Loomis Sayles Core Plus Bond Fund	Loomis Sayles Investment Grade Bond Fund
Loomis Sayles Global Equity and Income Fund	Loomis Sayles Limited Term Government and Agency Fund
Loomis Sayles Growth Fund	Loomis Sayles Strategic Income Fund
Loomis Sayles High Income Fund	Loomis Sayles Value Fund
Loomis Sayles International Bond Fund

Supplement dated December 16, 2014 to the Natixis Funds Statement of Additional

Information, dated February 1, 2014, as may be revised and supplemented from time to time.

Effective immediately, the following paragraph is added to the sub-section “Asset-Backed Securities” within the section “Investment Strategies and Risks” in the Statement of Additional Information:

Some Funds may also invest in residual interests in asset-backed securities, which is the excess cash flow remaining after making required payments on the securities and paying related administrative expenses. The total amount of residual cash flow resulting from a particular issue of asset-backed securities depends in part on the characteristics of the underlying assets, the coupon rate on the securities, prevailing interest rates, the amount of the administrative expenses and the actual performance experience on the underlying assets (among them the amount and timing of losses, leasing and disposition activity).

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